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EXHIBIT 99.1

Regal Entertainment Group Reports Results for Third Quarter 2003
and Declares Quarterly Dividend of $0.15 per Share

        Knoxville, Tennessee—October 21, 2003—Regal Entertainment Group (NYSE: RGC), a leading motion picture exhibitor owning and operating the largest theatre circuit in the United States under the Regal Cinemas, United Artists Theatres, Edwards Theatres and Hoyts Cinemas brands and its media company, Regal CineMedia, today announced third quarter 2003 results.

        Total revenues for the quarter ended September 25, 2003 were $629.9 million, a 10.2% increase compared to total pro forma revenues of $571.5 million for the third quarter of 2002. Net income increased 18.5% to $44.2 million in the third quarter of 2003 compared to pro forma net income of $37.3 million in the comparable quarter of 2002. Earnings per diluted share, excluding merger and restructuring expenses and amortization of deferred stock compensation (net of related tax effect)(1), increased 6.9% to $0.31 for the third quarter of 2003 compared to the pro forma amount of $0.29 in the third quarter of 2002. Adjusted EBITDA(2) of $136.4 million for the quarter ended September 25, 2003 increased 14.2% from the pro forma amount of $119.4 million in the comparable period in 2002 and represented an Adjusted EBITDA margin of 21.7%. The results of operations for the Company include the results of operations for the acquired Hoyts Cinemas theatres for all periods subsequent to March 27, 2003. Reconciliations of non-GAAP measures are provided in the financial schedules accompanying the press release.

        Regal's Board of Directors also today declared a cash dividend of $0.15 per Class A and Class B common share, payable on December 12, 2003, to stockholders of record on November 24, 2003. The Company intends to pay a regular quarterly dividend for the foreseeable future at the discretion of the Board of Directors depending on available cash, anticipated cash needs, overall financial condition, loan agreement restrictions, future prospects for earnings and cash flows as well as other relevant factors.

        "Regal Entertainment Group is pleased to produce another quarter of solid financial results including growth in Adjusted EBITDA, net income and earnings per diluted share, while offering our stockholders a $0.15 per share dividend," stated Mike Campbell, CEO of Regal Entertainment Group's theatre operations and Co-CEO of Regal Entertainment Group. "Our efficient theatre operations coupled with solid growth from our Regal CineMedia and Hoyts Cinemas investments continue to produce the free cash flow and financial flexibility necessary for us to provide meaningful value to our stockholders," Campbell continued.

        "Regal CineMedia continued to make business development progress during the third quarter contributing to quarter-over-quarter EBITDA growth after only one full year in operation," Kurt Hall, Chief Executive Officer of Regal CineMedia and Co-CEO of Regal Entertainment Group commented. "The combination of a completed Digital Content Network by year-end and the expanding market acceptance of cinema advertising and other Regal CineMedia business initiatives will better position Regal CineMedia to deliver incremental growth for the Regal Entertainment Group stockholders in 2004," Hall continued.

Forward-looking Statements:

        This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included herein, other than statements of historical fact, may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the Company's expectations are disclosed in the risk factors contained in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2003. All forward-looking statements are expressly qualified in their entirety by such factors.

Conference Call:

        Regal Entertainment Group management will conduct a conference call to discuss third quarter 2003 results on October 21, 2003 at 9:30 a.m. (Eastern Time). Interested parties can listen to the call live on the Internet through the investor relations section of the Company's Web site: www.REGmovies.com, or by dialing (888) 462-4030 (Domestic) and (706) 643-3791 (International). Please dial in to the call at least 5 - 10 minutes prior to the start of the call or go to the Web site at least 15 minutes prior to the call to download and install any necessary audio software. When prompted, ask for either the Regal Entertainment Group conference call or conference #3014243. A replay of the call will be available beginning approximately two hours following the call. Those interested in listening to the replay of the conference call should dial 800-642-1687 (Domestic) and (706) 645-9291 (International) and enter the conference ID #3014243. In addition, this press release and other pertinent statistical and financial information are available in the investor relations section of the Company's Web site: www.REGmovies.com.

About Regal Entertainment Group

        Regal Entertainment Group (NYSE: RGC) is the largest motion picture exhibitor in the world. The Company's theatre circuit, comprising Regal Cinemas, United Artists Theatres, Edwards Theatres, and Hoyts Cinemas, operates 6,061 screens in 555 locations in 39 states. Regal operates approximately 17% of all screens in the United States including theatres in 46 of the top 50 U.S. markets and growing suburban areas. We believe that the size, reach and quality of the Company's theatre circuit not only provide its patrons with a convenient and enjoyable movie-going experience, but is also an exceptional platform to realize economies of scale in theatre operations and, through Regal CineMedia, develop new sources of revenue and cash flow by utilizing Regal's existing asset base.

        Regal CineMedia is a wholly owned subsidiary of Regal Entertainment Group focusing on the expansion and development of advertising and new uses for Regal's theatre assets, while at the same time enhancing the movie-going experience. Regal CineMedia operates other divisions that focus on meetings and special productions in a theatre environment, including the presentation of live sports and entertainment events, as well as the sale of group tickets and gift certificates.

        Additional information is available on the Company's Web site at www.REGmovies.com or www.regalcinemedia.com

# # #

  Financial Contact:

  Don De Laria
  Regal Entertainment Group
  Vice President—Investor Relations
  865-925-9685
  don.delaria@REGmovies.com

Regal Entertainment Group
Consolidated Statements of Operations Information
For the Fiscal Quarters Ended 9/25/03 and 9/26/02
(dollars in millions, except per share data)

	Quarter Ended			Three Quarters Ended
	Sept. 25 2003	Pro Forma Sept. 26 2002	Historical Sept. 26 2002	Sept. 25 2003	Pro Forma Sept. 26 2002	Historical Sept. 26 2002
Revenues:
Admissions	$425.7	$387.1	$387.1	$1,226.9	$1,170.7	$1,082.9
Concessions	160.9	158.5	158.5	471.1	479.0	444.5
Other operating revenues	43.3	25.9	25.9	108.1	70.3	66.4

Total revenues	629.9	571.5	571.5	1,806.1	1,720.0	1,593.8
Operating expenses:
Film rental and advertising costs	225.8	207.2	207.2	661.2	629.8	586.3
Cost of concessions	23.4	22.3	22.3	66.8	68.6	64.0
Rent expense	71.5	64.7	64.7	204.9	191.0	181.8
Other theatre operating expenses	156.9	141.3	141.3	446.3	405.3	375.9
General and administrative expenses	15.9	16.6	16.6	46.3	52.0	50.3
Merger and restructuring expenses and amortization of deferred stock compensation	2.0	3.4	3.4	6.8	19.4	16.5
Depreciation and amortization	39.7	35.5	35.5	114.9	105.7	98.5
Loss (gain) on disposal and impairment of operating assets	(0.8)	3.2	3.2	(2.5)	4.0	3.4

Operating income	95.5	77.3	77.3	261.4	244.2	217.1
Interest expense, net	21.8	15.0	15.0	50.9	45.4	46.8
Loss on extinguishment of debt	—	—	—	—	—	1.5
Minority interest in earnings of consolidated subsidiaries	0.1	—	2.4	0.5	—	14.6
Other expense (income), net	—	—	—	(0.1)	0.2	0.1

Income before income taxes	73.6	62.3	59.9	210.1	198.6	154.1
Provision for income taxes	29.4	25.0	23.8	83.5	80.1	68.6

Net income	44.2	37.3	36.1	126.6	118.5	85.5
Loss on redemption of preferred stock	—	—	—	—	—	28.2

Net income available to common stockholders	$44.2	$37.3	$36.1	$126.6	$118.5	$57.3

Diluted earnings per share	$0.30	$0.27	$0.27	$0.89	$0.87	$0.55
Diluted earnings per share, excluding merger and restructuring expenses and deferred stock compensation expense, net of related tax effect	$0.31	$0.29	$0.28	$0.92	$0.95	$0.64
Weighted average number of diluted shares (in millions):	145.3	136.2	136.2	141.9	136.6	104.3

Consolidated Summary Balance Sheet Information
(dollars in millions)

	As of Sept. 25, 2003	As of Dec. 26, 2002
Cash and cash equivalents	$154.7	$276.0
Total assets	2,339.9	2,310.2
Total debt	1,242.0	678.4
Stockholders' equity	758.2	1,270.8

Operating Data

	Quarter Ended			Three Quarters Ended
	Sept. 25 2003	Pro Forma Sept. 26 2002	Historical Sept. 26 2002	Sept. 25 2003	Pro Forma Sept. 26 2002	Historical Sept. 26 2002
Theatres at period end	555	530	530	555	530	530
Screens at period end	6,061	5,711	5,711	6,061	5,711	5,711
Average screens per theatre	10.9	10.8	10.8	10.9	10.8	10.8
Attendance (in thousands)	66,387	64,566	64,566	193,381	196,709	181,455
Average ticket price	$6.41	$6.00	$6.00	$6.34	$5.95	$5.97
Average concessions per patron	$2.42	$2.45	$2.45	$2.44	$2.44	$2.45

Pro Forma Results

        We have presented pro forma results of operations for the quarter and three quarters ended September 26, 2002 because (i) our historical results do not include a full three quarters of operating results for Regal Cinemas Corporation or United Artists Theatres for the three quarters ended September 26, 2002, (ii) our capital structure changed significantly during the quarter ended June 27, 2002 and (iii) our acquisition of the minority interest of United Artists Theatres occurred during the quarter ended September 26, 2002. Accordingly, we believe the pro forma results of operations presented herein are useful in understanding our 2002 operating results. The pro forma results of operations do not reflect the impact of the Hoyts Cinemas acquisition or the issuance of the $240 million convertible notes and other related financing transactions effected to pay the $5.05 per share extraordinary dividend, all of which were consummated in the second fiscal quarter of 2003.

        Regal Entertainment Group's historical results of operations for the 2002 periods include the results of operations for Regal Cinemas Corporation for all periods subsequent to January 29, 2002, the results of operations for United Artists Theatres for all periods subsequent to January 3, 2002 and the results of operations for Edwards Theatres for all periods. Regal Entertainment Group's 2002 pro forma results of operations includes, for the 2002 periods presented, (i) the operating results for all of our subsidiaries other than Hoyts Cinemas, which was acquired in March 2003, for the full quarter and three quarters ended September 26, 2002, (ii) the contribution by Anschutz and the exchange by several minority shareholders of their equity interests in our subsidiaries, (iii) the issuance of $150 million of indebtedness and the repayment of Edwards Theatres indebtedness and the redemption of Edwards preferred stock, (iv) the effects of the Company's initial public offering in May 2002 and (v) our acquisition of the minority interest of United Artists Theatres. Such information is presented for comparative purposes only and does not purport to represent what our results of operations would actually have been had these transactions occurred on the date indicated or to project our results of operations for any future period or date. The basis for the Company's pro forma results is detailed in its prospectus dated May 8, 2002.

Reconciliation of Net Cash Provided by Operating Activities and Operating Income to EBITDA to Net Income
(dollars in millions)

	Quarter Ended
	Sept. 25 2003	Pro Forma Sept. 26 2002
Net cash provided by operating activities	$27.6	$63.2
Changes in working capital items and other	67.9	14.1

Operating income	95.5	77.3
Depreciation and amortization	39.7	35.5
Minority interest and other expense (income), net	(0.1)	—

EBITDA	135.1	112.8
Depreciation & amortization	(39.7)	(35.5)
Interest expense, net	(21.8)	(15.0)
Provision for income taxes	(29.4)	(25.0)

Net income	$44.2	$37.3

Reconciliation of EBITDA to Adjusted EBITDA
(dollars in millions)

	Quarter Ended
	Sept. 25 2003	Pro Forma Sept. 26 2002
EBITDA	$135.1	$112.8
Loss (gain) on disposal and impairment of operating assets	(0.8)	3.2
Merger and restructuring expenses and amortization of deferred stock compensation	2.0	3.4
Minority interest and other expense (income), net	0.1	—

Adjusted EBITDA(2)	$136.4	$119.4

Reconciliation of Earnings Per Diluted Share
(dollars in millions, except per share data)

	Quarter Ended			Three Quarters Ended
	Sept. 25 2003	Pro Forma Sept. 26 2002	Historical Sept. 26 2002	Sept. 25 2003	Pro Forma Sept. 26 2002	Historical Sept. 26 2002
Net income available to common stockholders	$44.2	$37.3	$36.1	$126.6	$118.5	$57.3
Merger and restructuring expenses and amortization of deferred stock compensation, net of related tax effect	1.2	2.0	2.0	4.1	11.6	9.2

Net income excluding merger and restructuring expenses and amortization of deferred stock compensation, net of related tax effect	$45.4	$39.3	$38.1	$130.7	$130.1	$66.5
Weighted average number of diluted shares	145.3	136.2	136.2	141.9	136.6	104.3
Earnings per diluted share, excluding merger and restructuring expenses and amortization of deferred stock compensation, net of related tax effect(1)	$0.31	$0.29	$0.28	$0.92	$0.95	$0.64
Earnings per diluted share	$0.30	$0.27	$0.27	$0.89	$0.87	$0.55

(1)
We have included earnings per diluted share, excluding merger and restructuring expenses and amortization of deferred stock compensation, net of related tax effect, because we believe it provides investors with a useful industry comparative and is a performance measure used by management to assess the performance of our company.

(2)
Adjusted EBITDA (income from operations before depreciation and amortization expense, merger and restructuring expenses and amortization of deferred stock compensation, (gain) loss on disposal and impairment of operating assets, minority interest in earnings of consolidated subsidiaries and other expense (income), net) was approximately $136.4 million, or 21.7% of total revenues, for the quarter ended September 25, 2003. We believe Adjusted EBITDA provides a useful measure of cash flows from operations for our investors because Adjusted EBITDA is an industry comparative measure of cash flows generated by our operations prior to the payment of interest and taxes and because it is a primary financial measure used by management to assess the performance and liquidity of our Company. Adjusted EBITDA is not a measurement of financial performance or liquidity under accounting principles generally accepted in the United States of America and should not be considered in isolation or construed as a substitute for net income or other operations data or cash flow data prepared in accordance with accounting principles generally accepted in the United States of America for purposes of analyzing our profitability or liquidity. In addition, not all funds depicted by Adjusted EBITDA are available for management's discretionary use. For example, a portion of such funds are subject to contractual restrictions and functional requirements to pay debt service, fund necessary capital expenditures and meet other commitments from time to time as described in more detail in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2003. Adjusted EBITDA, as calculated, may not be comparable to similarly titled measures reported by other companies.

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  EXHIBIT 99.1